Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

Dated as of April 10, 2015

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made by and among INTERVAL ACQUISITION CORP., a Delaware corporation (the “Borrower”), INTERVAL LEISURE GROUP, INC., a Delaware corporation (“Holdings”), certain subsidiaries of the Borrower, as guarantors, the lenders who are party to this Amendment (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Amended and Restated Credit Agreement dated as of June 21, 2012 (as amended by that certain First Amendment to Credit Agreement and Incremental Revolving Commitment Agreement dated as of April 8, 2014, as amended by that certain Second Amendment to Credit Agreement dated as of November 6, 2014 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested to amend the Credit Agreement as specifically set forth herein; and

WHEREAS, subject to the terms of this Amendment, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement as specifically set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                                           Capitalized Terms.  All capitalized terms not otherwise defined in this Amendment (including without limitation in the introductory paragraph and the Preliminary Statements hereto) shall have the meanings as specified in the Credit Agreement.

Section 2.                                           Amendments to Credit Agreement.  Effective as of the Third Amendment Effective Date and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the Credit Agreement is hereby amended as follows:

(a)                                 the following new definitions are hereby added to Section 1.01 of the Credit Agreement in correct alphabetical order:

“ ‘Consolidated Secured Debt’ means, at any time, with respect to the Consolidated Group at such time without duplication, the sum of all Consolidated Total Funded Debt of the Consolidated Group that is secured by a Lien on any asset or property of any member of the Consolidated Group.

‘Consolidated Secured Leverage Ratio’ means, as of the last day of each fiscal quarter, the ratio of (a) Consolidated Secured Debt on such day to (b) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending as of such day.

‘Incurrence Test’ means, for any transaction or series of transactions, the Borrower shall have a Consolidated Total Leverage Ratio less than or equal to 4.50 to 1.00 on a Pro Forma Basis after giving effect to such transaction or series of transactions.

‘Permitted Escrow Debt’ means Indebtedness issued by an Unrestricted Subsidiary (a) as to which neither Holdings nor any of its Subsidiaries is directly or indirectly liable as a guarantor or otherwise, or constitutes the lender and (b) the proceeds of which shall be escrowed for a Permitted Acquisition or for the repayment or refinancing of Loans or other Indebtedness permitted to be repaid or refinanced hereunder (including, without limitation, the return of such escrowed proceeds and amounts held by such Unrestricted Subsidiary for payment of interest, fees and expenses related to the Permitted Escrow Debt to the holders of such Permitted Escrow Debt).

‘Permitted Escrow Debt Proceeds’ means the proceeds of any Permitted Escrow Debt plus an amount sufficient to pay fees, accrued interest and related expenses on such Permitted Escrow Debt from the issuance thereof to the termination date of such escrow and the applicable escrow account.

‘Sanctioned Authorities’ means OFAC, the U.S. Department of State, the United Nations Security Council, the European Union and Her Majesty’s Treasury.

‘Unrestricted Subsidiary’ means any Wholly Owned Subsidiary of the Borrower, but only to the extent that, and for so long as, such Subsidiary:

(a)                                 has been designated by the Borrower as an Unrestricted Subsidiary and such designation has not been revoked or rescinded; and

(b)                                 (i) was created solely for the purpose of issuing Permitted Escrow Debt and activities reasonably related or incidental thereto, (ii) has no assets other than Permitted Escrow Debt Proceeds, (iii) has no Indebtedness or liabilities other than Permitted Escrow Debt and liabilities reasonably related or incidental thereto and (iv) does not engage in any activities other than issuing Permitted Escrow Debt, holding Permitted Escrow Debt Proceeds and activities reasonably related or incidental thereto (including the assignment of Permitted Escrow Debt and Permitted Escrow Debt Proceeds to Holdings, the Borrower or any Subsidiary Guarantor as permitted under Section 8.03 or the return of such Permitted Escrow Debt Proceeds plus the payment of accrued interest and fees to the holders of such Permitted Escrow Debt).

Any designation of a Subsidiary as an Unrestricted Subsidiary shall be evidenced to the Administrative Agent by a certificate of a Responsible Officer of the Borrower certifying that such designation complied with the preceding conditions.  If, at any time, any Unrestricted Subsidiary fails to meet any of the preceding requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Agreement and the other Loan Documents, shall be subject to all of the provisions of this Agreement and the other Loan Documents that are applicable to Subsidiaries and any Indebtedness and Liens of such Subsidiary shall be deemed to be incurred by a Subsidiary of the Borrower as of such date and, if such Indebtedness or Lien is not permitted to be incurred as of such date under Section 8.01 or Section 8.03, as applicable, the Borrower will be in default of such covenant.”

(b)                                 the definition of “Accounts Receivable Facilities” in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase “or similar financing” immediately after the reference to “customary asset securitization” therein;

(c)                                  the definition of “Applicable Percentage” in Section 1.01 of the Credit Agreement is hereby amended by replacing the pricing grid and immediately following paragraph therein in their entirety with the following:

“APPLICABLE PERCENTAGES FOR REVOLVING LOANS,
SWINGLINE LOANS, LETTER OF CREDIT FEES AND COMMITMENT FEES

Pricing Level	Consolidated Total Leverage Ratio	Eurodollar Rate Loans and Letter of Credit Fees	Base Rate Loans	Commitment Fees
I	< 1.00:1.00	1.25%	0.25%	0.250%
II	> 1.00 but < 1.50:1.00	1.50%	0.50%	0.275%
III	> 1.50 but < 2.00:1.00	1.75%	0.75%	0.275%
IV	> 2.00 but < 2.50:1.00	2.00%	1.00%	0.350%
V	> 2.50:1.00 but < 3.50:1.00	2.25%	1.25%	0.375%
VI	> 3.50:1.00	2.50%	1.50%	0.400%

Applicable Percentages for Revolving Loans, Swingline Loans, Letter of Credit Fees and Commitment Fees will be based on the Consolidated Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(b). Any increase or decrease in such Applicable Percentage resulting from a change in the Consolidated Total Leverage Ratio shall become effective on the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(b); provided, however, that if (i) a Compliance Certificate is not delivered when due in accordance with such Section or (ii) an Event of Default pursuant to Section 9.01(a), (f) or (h) has occurred and is continuing, then, in the case of clause (i), pricing level VI shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until the first Business Day immediately following delivery thereof, and in the case of clause (ii), pricing level VI shall apply as of the first Business Day after the occurrence of such Event of Default until the first Business Day immediately following the cure or waiver of such Event of Default.  The Applicable Percentage in effect from the effective date of the Third Amendment through the date for delivery of the Compliance Certificate for the first full fiscal quarter ending after the effective date of the Third Amendment shall be determined based upon pricing level V for Revolving Loans, Swingline Loans, Letter of Credit Fees and Commitment Fees.”

(d)                                 the definition of “Consolidated Interest Expense” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

“Any interest, expenses or fees paid to the holders of any Permitted Escrow Debt by an Unrestricted Subsidiary shall be deemed to be Consolidated Interest Expense for all purposes of this Agreement.”

(e)                                  the definition of “FATCA” in Section 1.01 of the Credit Agreement is hereby replaced in its entirety as follows:

“ ‘FATCA’ means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Credit Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code.”

(f)                                   the definition of “Permitted Acquisition” in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase “and the Incurrence Test” immediately after the reference to “Section 8.10” therein;

(g)                                  the definition of “Sanctioned Country” in Section 1.01 of the Credit Agreement is hereby replaced in its entirety as follows:

“ ‘Sanctioned Country’ means at any time, a country or territory which is itself the subject or target of any economic or financial sanctions or trade embargoes by a Sanctioning Authority (including, without limitation, Cuba, Iran, North Korea, Sudan, Syria and the Crimea Region).”

(h)                                 the definition of “Sanctioned Person” in Section 1.01 of the Credit Agreement is hereby replaced in its entirety as follows:

“ ‘Sanctioned Person’ means, at any time, (a) any Person listed in any sanctions-related list of designated Persons maintained by the Sanctioning Authorities, (b) any Person operating, organized or resident in a Sanctioned Country, or (c) any Person owned or controlled by any such Person or Persons described in clauses (a) and (b), unless, in each case above, otherwise approved by a Sanctioning Authority.”

(i)                                     the definition of “Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

“Notwithstanding the foregoing (except as used in the definition of Unrestricted Subsidiary contained herein), an Unrestricted Subsidiary shall be deemed not to be a Subsidiary of Holdings, the Borrower or any of their respective Subsidiaries for purposes of this Agreement or any other Loan Document, and the financial statements and consolidation of accounts of Holdings and its Subsidiaries shall not, for purposes of this Agreement, be consolidated with any Unrestricted Subsidiary.”

(j)                                    Section 3.01 of the Credit Agreement is hereby amended by inserting the following new clause (h) and re-lettering existing clause (h) as new clause (i):

“For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of the Third Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

(k)                                 Section 7.11 of the Credit Agreement is hereby amended by inserting the following new paragraph:

“The Borrower will not request any Loan, and the Borrower shall not use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any anti-corruption laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any sanctions applicable to any party hereto.”

(l)                                     Article VII of the Credit Agreement is hereby amended by inserting the following new Section 7.16:

“7.16    Compliance with Anti-Corruption Laws and Sanctions.  The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with applicable anti-corruption laws and applicable economic or financial sanctions or trade embargoes.”

(m)                             Section 8.02(k) of the Credit Agreement is hereby amended by inserting the phrase “and the Incurrence Test” immediately after the reference to “Section 8.10” therein;

(n)                                 Section 8.02(y) of the Credit Agreement is hereby replaced in its entirety as follows:

“any other Investment so long as: (i) after giving effect on a Pro Forma Basis to the Investment to be made (and any Indebtedness incurred in connection therewith), as of the last day of the most recently ended fiscal quarter at the end of which financial statements were required to have been delivered pursuant to Section 7.01(a) or (b) (or, prior to such first required delivery date for such financial statements, as of March 31, 2012), (A) the Consolidated Secured Leverage Ratio would be less than 2.75:1.00 and (B) the Borrower would be in compliance with the Incurrence Test; (ii) Liquidity is greater than or equal to $50.0 million immediately after giving effect to the Investment to be made; and (iii) no Default or Event of Default shall have occurred and be continuing or would exist after giving effect to the Investment to be made; and”

(o)                                 Section 8.02 of the Credit Agreement is hereby amended by adding the following new clause (z) at the end of such Section:

“(z)                                        contributions to Unrestricted Subsidiaries solely of amounts to fund the payment of fees, accrued interest and expenses on Permitted Escrow Debt.”

(p)                                 Section 8.03(f) of the Credit Agreement is hereby replaced in its entirety as follows:

“Subordinated Debt or unsecured Indebtedness (including, without limitation, the assumption of Indebtedness pursuant to a merger with or assignment by an Unrestricted Subsidiary) of the Borrower and its Subsidiaries (other than any Receivables Subsidiary) to the extent (i) no

Default or Event of Default has occurred and is continuing or would result from the incurrence thereof at such time; (ii) after giving effect on a Pro Forma Basis to the incurrence of such Indebtedness, as of the last day of the most recently ended fiscal quarter at the end of which financial statements were required to have been delivered pursuant to Section 7.01(a) or (b) (or, prior to such first required delivery date for such financial statements, as of March 31, 2012), the Borrower would be in compliance with the Incurrence Test (and if the Indebtedness incurred is greater than $35.0 million, then the Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer as to the satisfaction of the requirements in this clause (ii)); (iii) such Indebtedness does not mature or have any required payment or prepayment of principal, amortization, mandatory redemption or sinking fund obligation, in each case, prior to the date that is six months after the Final Maturity Date; (iv) such Indebtedness has other customary market terms that are, taken as a whole, not materially less favorable to Holdings and its Subsidiaries than the terms of this Credit Agreement; and (v) such Indebtedness is not guaranteed by any Person that is not a Credit Party; provided that such Indebtedness may benefit from subordinated (in the case of Subordinated Debt) or unsecured guarantees from the Guarantors on the same basis as the Borrower or its Subsidiaries has issued such Indebtedness;”

(q)                                 Section 8.03(h) of the Credit Agreement is hereby amended by inserting the phrase “and the Incurrence Test” immediately after the reference to “Section 8.10” therein;

(r)                                    Section 8.06(f) of the Credit Agreement is hereby amended by inserting the phrase “and the Incurrence Test” immediately after the reference to “Section 8.10” therein;

(s)                                   Section 8.06(k) of the Credit Agreement is hereby replaced in its entirety as follows:

“the Borrower and its Subsidiaries may declare and make any other Restricted Payments so long as (i) after giving effect on a Pro Forma Basis to the Restricted Payment to be made (and any Indebtedness incurred in connection therewith), as of the last day of the most recently ended fiscal quarter at the end of which financial statements were required to have been delivered pursuant to Section 7.01(a) or (b) (or, prior to such first required delivery date for such financial statements, as of March 31, 2012), (A) the Consolidated Secured Leverage Ratio would be less than 2.75:1.00 and (B) the Borrower would be in compliance with the Incurrence Test; (ii) Liquidity is greater than or equal to $50.0 million immediately after giving effect to the Restricted Payment to be made; and (iii) no Default or Event of Default shall have occurred and be continuing or would exist after giving effect to the Restricted Payment to be made.”

(t)                                    Section 8.10(a) of the Credit Agreement is hereby replaced in its entirety as follows:

“(a)                       Consolidated Secured Leverage Ratio.  Permit the Consolidated Secured Leverage Ratio as of the last day of any fiscal quarter to be greater than 3.25 to 1.00.”

Section 3.                                           Amendments to Exhibits to the Credit Agreement.  Effective as of the Third Amendment Effective Date and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, Exhibit 7.02(b) to the Credit Agreement shall be replaced in its entirety by the form attached hereto as Exhibit A.

Section 4.                                           Conditions of Effectiveness.  The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent (the date on which all such conditions are satisfied, the “Third Amendment Effective Date”):

(a)                                 the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, each other Credit Party, the Administrative Agent and the Required Lenders;

(b)                                 the representations and warranties of the Borrower contained in Section 5 shall be true and correct in all material respects (other than Section 5(d), which representations and warranties shall be true in all respects);

(c)                                  the Borrower shall have issued senior unsecured notes in an amount not less than $250,000,000 on or prior to August 21, 2015;

(d)                                 the Borrower shall have paid all fees payable to the Administrative Agent, the Lenders and their respective affiliates in connection with this Amendment; and

(e)                                  all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees, charges and disbursements of legal counsel for the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment) shall have been paid by the Borrower.

Section 5.                                           Representations and Warranties of the Borrower.  The Borrower represents and warrants as follows:

(a)                                 The execution, delivery and performance by the Borrower of the Amendment has been duly authorized by all necessary corporate or other organizational action and does not (a) contravene the terms of the Borrower’s Organization Documents; (b) conflict with or result in any breach or contravention of (i) any Contractual Obligation to which the Borrower is party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its Property is subject; (c) result in the creation of any Lien (other than Permitted Liens); or (d) violate any Law applicable to the Borrower and the Amendment, except, in the case of clause (b) or (d) only, as would not reasonably be expected to have a Material Adverse Effect.

(b)                                 The Amendment has been duly executed and delivered by the Borrower.  The Amendment constitutes legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent the enforceability thereof may be limited by applicable Debtor Relief Laws affecting creditors’ rights generally and by equitable principles of law (regardless of whether enforcement is sought in equity or at law) and implied covenants of good faith and fair dealing.

(c)                                  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment (other than (a) as have already been obtained and are in full force and effect, (b) filings to perfect security interests granted pursuant to the Amendment and (c) approvals, consents, exemptions, authorizations, or other actions, notices or filings the failure to procure which would not reasonably be expected to have a Material Adverse Effect).

(d)                                 After giving effect to this Amendment, the representations and warranties contained in each of the Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date (provided that representations and warranties that are qualified by materiality or reference to Material Adverse Effect shall be true and correct in all respects), and except that the representations and warranties contained in Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 7.01(a) and (b) of the Credit Agreement and to the date of such financial statements.

(e)                                  No Default or Event of Default shall exist immediately prior to and after giving effect to (i) this Amendment and (ii) any Credit Extension made in connection herewith.

Section 6.                                           Reference to and Effect on the Credit Documents.  (a)     On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and this Amendment shall constitute a Credit Document.

(b)                                 The Credit Agreement and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

Section 7.                                           Acknowledgement of Subsidiary Guarantors.  Each Subsidiary Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Person’s obligations under the Credit Documents.

Section 8.                                           Execution in Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.   Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9.                                           Governing Law.  This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

Section 10.                                    Entire Agreement.  This Amendment and the other Credit Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, the Lenders and/or Wells Fargo Securities, LLC constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

INTERVAL ACQUISTION CORP., as Borrower

By:	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

INTERVAL LEISURE GROUP, INC., as Holdings and a Guarantor

By:	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

AHR HOSPITALITY PARTNERS, INC.
AQUA HOSPITALITY LLC
AQUA HOTELS AND RESORTS, INC.
CDP GP, INC.
CERROMAR DEVELOPMENT PARTNERS GP, INC.
GRAND ASPEN HOLDINGS, LLC
GRAND ASPEN LODGING, LLC
HT-HIGHLANDS, INC.
HTS-BC, L.L.C.
HTS-BEACH HOUSE, INC.
HTS-BEACH HOUSE PARTNER, L.L.C.
HTS COCONUT POINT, INC.
HTS-GROUND LAKE TAHOE, INC.
HTS-KEY WEST, INC.
HTS-KW, INC.
HTS-LAKE TAHOE, INC.
HTS-LOAN SERVICING, INC.
HTS-MAIN STREET STATION, INC.
HTS-MAUI, L.L.C.
HTS-SAN ANTONIO, L.L.C.
HTS-SEDONA, INC.
HTS-SUNSET HARBOR PARTNER, L.L.C.
HTS-WINDWARD POINTE PARTNER, L.L.C.
HV GLOBAL GROUP, INC.
HV GLOBAL MANAGEMENT CORPORATION
HV GLOBAL MARKETING CORPORATION
INTERVAL HOLDINGS, INC.
INTERVAL INTERNATIONAL, INC.
INTERVAL RESORT & FINANCIAL SERVICES, INC.
OWNERS’ RESORTS AND EXCHANGE, INC.
S.O.I. ACQUISITION CORP.
VACATION OWNERSHIP LENDING GP, INC.
VACATION RESORTS INTERNATIONAL
VOL GP, INC.
WINDWARD POINTE II, L.L.C.
WORLDWIDE VACATION & TRAVEL, INC.
XYZII, INC.

By	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

IIC HOLDINGS, INCORPORATED
ILG INTERNATIONAL HOLDINGS, INC.
INTERVAL SOFTWARE SERVICES, LLC
MANAGEMENT ACQUISITION HOLDINGS, LLC
RESORT SALES SERVICES, INC.

By	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	President

ILG MANAGEMENT, LLC
VIR-ORE, LLC

By	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Manager

AQUA HOTELS & RESORTS, LLC
DIAMOND HEAD MANAGEMENT, LLC
HOTEL MANAGEMENT SERVICES, LLC
KAI MANAGEMENT SERVICES LLC

By:	Aqua Hospitality LLC, as manager

By	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

AQUA HOTELS AND RESORTS OPERATOR LLC
AQUA LUANA OPERATOR LLC

By:	Aqua Hospitality LLC, as managing member

By	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

ASTON HOTELS & RESORTS, LLC
ASTON HOTELS & RESORTS FLORIDA, LLC
MAUI CONDO AND HOME, LLC
RQI HOLDINGS, LLC

By:	/s/ Victoria J. Kincke
Name:	Victoria J. Kincke
Title:	Manager

BEACH HOUSE DEVELOPMENT PARTNERSHIP

By:	HTS-Beach House, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

CDP INVESTORS L.P.

By:	CDP GP, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

CERROMAR DEVELOPMENT PARTNERS, L.P., S.E.

By:	Cerromar Development Partners GP, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

HIGHLANDS INN INVESTORS II, L.P.

By: HT-Highlands, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

HTS-SAN ANTONIO, L.P.

By: HTS-San Antonio, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

HTS-WILD OAK RANCH BEVERAGE, LLC
HTS-SAN ANTONIO, INC.
MERIDIAN FINANCIAL SERVICES, INC.
TRADING PLACES INTERNATIONAL, LLC

By	/s/ Victoria J. Kincke
Name:	Victoria J. Kincke
Title:	Senior Vice President and Secretary

HVC-HIGHLANDS, L.L.C.

By: HT-Highlands, Inc., as general partner of Highlands Inn Investors II, L.P., the sole member

By	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

KEY WESTER LIMITED

By: HTS-KW, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

MERAGON FINANCIAL SERVICES, INC.

By	/s/ Gregory B. Sheperd
Name:	Gregory B. Sheperd
Title:	President

PARADISE VACATION ADVENTURES, LLC

By: Trading Places International, LLC, as sole member

By	/s/ Victoria J. Kincke
Name:	Victoria J. Kincke
Title:	Senior Vice President and Secretary

REP HOLDINGS, LTD.

By	/s/ Victoria J. Kincke
Name:	Victoria J. Kincke
Title:	Secretary

RESORT MANAGEMENT FINANCE SERVICES, INC.

By	/s/ Michele L. Keusch
Name:	Michele Keusch
Title:	President

SUNSET HARBOR DEVELOPMENT PARTNERSHIP

By: HTS-Key West, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

VACATION OWNERSHIP LENDING L.P.

By: Vacation Ownership Lending GP, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

VOL INVESTORS, L.P.

By: VOL GP, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent and Collateral Agent, L/C Issuer, Swingline Lender and a Lender

By:	/s/ Kay Reedy
Name: Kay Reedy
Title: Managing Director

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Sigfredo Birriel
Name: Sigfredo Birriel
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Britton Core
Name: Britton Core
Title: Senior Vice President

SUNTRUST BANK, as a Lender

By:	/s/ James R Spaulding
Name: James R Spaulding
Title: FVP

FIFTH THIRD BANK, as a Lender

By:	/s/ David C. Jackson
Name: David C. Jackson
Title: Senior Vice President

MUFG UNION BANK, N.A. f/k/a UNION BANK, N.A., as a Lender

By:	/s/ Pierre Bury
Name: Pierre Bury
Title: Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Antje B. Focke
Name: Antje B. Focke
Title: Vice President

SYNOVUS BANK, as a Lender

By:	/s/ Michael Sawicki
Name: Michael Sawicki
Title: Director Corporate Banking

BANKUNITED, N.A., as a Lender

By:	/s/ Vanessa Civalero
Name: Vanessa Civalero
Title: Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Derick Duchodni
Name: Derick Duchodni
Title: Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Kelly Attayek
Name: Kelly Attayek
Title: Banking Officer

CITY NATIONAL BANK, N.A., as a Lender

By:	/s/ Maiko A. Xavier
Name: Maiko A. Xavier
Title: Senior Vice President